Schedule of Investments September 30, 2023 (Unaudited)

Kensington Defender Fund

Description	Shares	Value
EXCHANGE-TRADED FUNDS - 50.6%
Fixed Income - 50.6%
iShares 1-3 Year Treasury Bond ETF(a)	29,266	$2,369,668
iShares Short Treasury Bond ETF(a)	21,452	2,369,802
Total Exchange-Traded Funds
(Cost $4,740,953)		4,739,470
	Contracts
PURCHASED CALL OPTIONS - 0.0%
CBOE VIX Index
Expiration: October 2023, Exercise Price: $25
(Cost $4,505)	125	5,188

PURCHASED PUT OPTIONS - 0.7%
CBOE Mini-S&P 500 Index(b)
Expiration: October 2023, Exercise Price: $418	40	3,940
Expiration: October 2023, Exercise Price: $418	40	6,380
Expiration: October 2023, Exercise Price: $425	40	14,680
		25,000
CBOE S&P 500 Index(b)
Expiration: October 2023, Exercise Price: $432	40	26,880
Expiration: October 2023, Exercise Price: $425	40	13,580
		40,460
Total Purchased Put Options
(Cost $61,047)		65,460

SHORT-TERM INVESTMENT - 33.1%	Shares
Money Market Deposit Account - 33.1%
U.S. Bank N.A., 5.270% (c)
(Cost $3,097,894)	3,097,894	3,097,894

Total Investments - 84.4%
(Cost $7,904,399)		7,908,012
Other Assets in Excess of Liabilities, Net - 15.6%		1,457,420
Total Net Assets - 100.0%		$9,365,432

(a)
Fair Value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of September 30, 2023.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$4,739,470	$-	$-	$4,739,470
Purchased Call Options	5,188	-	-	5,188
Purchased Put Options	65,460	-	-	65,460
Short-Term Investment	3,097,894	-	-	3,097,894
Total Investments	$7,908,012	$-	$-	$7,908,012

As of September 30, 2023, the Fund’s investments in other financials instruments* were classified as follows:

Written Put Options	$142,780	$-	$-	$142,780
Total Other Financial Instruments	$142,780	$-	$-	$142,780

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and written options.

Refer to the Schedule of Investments for further information on the classification of investments.

Schedule of Written Options
Description	Call/Put	Contracts Written	Expiration Date	Notional Amount	Exercise Price	Fair Value
CBOE Mini-S&P 500 Index* (Premiums received $32,398)	Put	40	October 2023	$1,740,000	$435	$32,440
CBOE Mini-S&P 500 Index* (Premiums received $36,638)	Put	40	October 2023	1,740,000	435	31,200
CBOE Mini-S&P 500 Index* (Premiums received $12,838)	Put	40	October 2023	1,712,000	428	13,560
CBOE Mini-S&P 500 Index* (Premiums received $11,558)	Put	40	October 2023	1,700,000	425	12,700
CBOE S&P 500 Index* (Premiums received $35,198)	Put	40	October 2023	1,768,000	442	52,880
						142,780

*	Held in connection with purchased option contracts. See Schedule of Investments for further information.